UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

Paramount Skydance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 22, 2026, Paramount Skydance Corporation issued a press release (the “Press Release”) announcing the amendment and extension of its tender offer for all of the outstanding shares of Series A Common Stock, par value $0.01 per share, of Warner Bros. Discovery, Inc. and announcing its filing of a preliminary proxy statement to solicit proxies against the contemplated merger between Warner Bros. Discovery, Inc. and Netflix, Inc. and other related proposals for the special meeting of Warner Bros. Discovery, Inc. stockholders to be held in connection therewith.

A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 22, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This communication contains both historical and forward-looking statements, including statements related to Paramount Skydance Corporation’s (“Paramount”) future financial results and performance, potential achievements, anticipated reporting segments and industry changes and developments. All statements that are not statements of historical fact are, or may be deemed to be, “forward-looking statements”. Similarly, statements that describe Paramount’s objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect Paramount’s current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause Paramount’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others:  the outcome of the tender offer by Paramount and Prince Sub Inc. (the “Tender Offer”) to purchase for cash all of the outstanding Series A common stock of Warner Bros. Discovery, Inc. (“WBD”) or any discussions between Paramount and WBD with respect to a possible transaction (including, without limitation, by means of the Tender Offer, the “Potential Transaction”), including the possibility that the Tender Offer will not be successful, that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; the conditions to the completion of the Potential Transaction or the previously announced transaction between WBD and Netflix, Inc. (“Netflix”) pursuant to the Agreement and Plan of Merger, dated December 4, 2025 (as it may be amended or supplemented), among Netflix, Nightingale Sub, Inc., WBD and New Topco 25, Inc. (the “Proposed Netflix Transaction”), including the receipt of any required stockholder and regulatory approvals for either transaction, the proposed financing for the Potential Transaction, the indebtedness Paramount expects to incur in connection with the Potential Transaction and the total indebtedness of the combined company; the possibility that Paramount may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate the operations of WBD with those of Paramount, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Potential Transaction; risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries, including cost increases; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s decisions to make investments in new businesses, products, services and technologies, and the evolution of Paramount’s business strategy; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of Paramount’s content; damage to Paramount’s reputation or brands; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and content; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; content infringement; domestic and global political, economic and regulatory factors affecting Paramount’s businesses generally, including tariffs and other changes in trade policies; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s operations as a result of labor disputes; the risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global and Skydance Media, LLC successfully and to achieve anticipated synergies; volatility in the prices of Paramount’s Class B Common Stock; potential conflicts of interest arising from Paramount’s ownership structure with a controlling stockholder; and other factors described in Paramount’s news releases and filings with the Securities and Exchange Commission (the “SEC”), including but not limited to Paramount’s most recent Annual Report on Form 10-K and Paramount’s reports on Form 10-Q and Form 8-K. There may be additional risks, uncertainties and factors that Paramount does not currently view as material or that are not necessarily known. The forward-looking statements included in this communication are made only as of the date of this report, and Paramount does not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

Additional Information

This communication does not constitute an offer to buy or a solicitation of an offer to sell securities. This communication relates to a proposal that Paramount has made for an acquisition of WBD, the Tender Offer that Paramount, through Prince Sub Inc., its wholly owned subsidiary, has made to WBD stockholders, and Paramount’s intention to solicit proxies against the Proposed Netflix Transaction and other proposals to be voted on by WBD stockholders at the special meeting of WBD stockholders to be held to approve the Proposed Netflix Transaction (the “Netflix Merger Solicitation”) and/or for use at the WBD annual meeting of stockholders. The Tender Offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to purchase, the letter of transmittal and other related offer documents), filed with the SEC on December 8, 2025. These materials, as may be amended from time to time, contain important information, including the terms and conditions of the offer. Subject to future developments, Paramount (and, if a negotiated transaction is agreed, WBD) may file additional documents with the SEC. This communication is not a substitute for any proxy statement, tender offer statement, or other document Paramount and/or WBD may file with the SEC in connection with the Potential Transaction.

Paramount, Prince Sub Inc. and the other participants in the Netflix Merger Solicitation have filed a preliminary proxy statement and the accompanying BLUE proxy card with the SEC on January 22, 2026 in connection with the Netflix Merger Solicitation (the “Special Meeting Preliminary Proxy Statement”). Paramount expects to file a definitive proxy statement and the accompanying proxy card with the SEC in connection with the Netflix Merger Solicitation and may file other proxy solicitation materials in connection therewith or the annual meeting of WBD stockholders, or other documents with the SEC.

PARAMOUNT STRONGLY ADVISES ALL STOCKHOLDERS OF WBD TO READ THE SPECIAL MEETING PRELIMINARY PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATED TO THE PARTICIPANTS. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, PARAMOUNT AND THE OTHER PARTICIPANTS IN SUCH PROXY SOLICITATIONS WILL PROVIDE COPIES OF THE APPLICABLE PROXY STATEMENTS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO THE APPLICABLE PROXY SOLICITOR.

Participants in the Solicitation

The participants in the Netflix Merger Solicitation are expected to be Paramount, Prince Sub Inc., certain directors and executive officers of Paramount and Prince Sub Inc., Lawrence Ellison, RedBird Capital Management and The Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended. Additional information about the participants in the Netflix Merger Solicitation is available in the Special Meeting Preliminary Proxy Statement.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	General Counsel and Secretary

Date: January 22, 2026